Exhibit 99.2
                                                                  ------------


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
                                       x
In re:                                 : Chapter 11
                                       :
Refco Inc., et al                      : Case Nos. 05-60006 - 05-60029 (RDD)
                                       :
Debtors.                               : (Jointly Administered)
                                       :



           MONTHLY STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS FOR
              THE PERIOD FROM FEBRUARY 1, 2006 TO FEBRUARY 28, 2006

DEBTORS' ADDRESS:     One World Financial Center, 200 Liberty Street,
                      New York, NY  10281-1094

                      MONTHLY CASH RECEIPTS MADE BY REFCO INC.,
                      ET AL (IN THOUSANDS):                             $380,354

                      MONTHLY CASH DISBURSEMENTS MADE BY REFCO INC.,
                      ET AL (IN THOUSANDS):                               $9,795

DEBTORS' ATTORNEY:    Skadden, Arps, Slate, Meagher & Flom LLP
                      J. Gregory Milmoe (JM 0919)
                      Sally McDonald Henry (SH 0839)
                      Four Times Square
                      New York, New York 10036


REPORT PREPARER:      Refco Inc. et al.



         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


                                                            /s/ Peter F. James
                                                            ------------------
                                                            Peter F. James
DATE: May 2, 2006                                           Controller
                                                            Refco Inc.

                               Refco Inc., et al
         Index to Monthly Statement of Cash Receipts and Disbursements





                                                                            Page
                                                                            ----

                  Notes to Monthly Statement of Cash Receipts and
                  Disbursements.............................................  3
Schedules:
Schedule I        Schedule of Cash Receipts and Disbursements by Debtor.....  4
Schedule II       Schedule of Payroll and Payroll Taxes.....................  5
Schedule III      Schedule of Federal, State and Local Taxes Collected,
                  Received, Due or Withheld.................................  6
Schedule IV       Schedule of Professional Fee Disbursements................  7
                  Insurance Statement.......................................  8

                               Refco Inc., et al
                   CASE NO. 05-60006 (Jointly Administered)
         NOTES TO MONTHLY STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                  (Unaudited)
           For the Period from FEBRUARY 1, 2006 to FEBRUARY 28, 2006


NOTE 1--Petition for Relief under Chapter 11

         On October 17, 2005, Refco Inc. and certain of its subsidiaries and affiliates each filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Court"). Refco Inc. filed jointly with the following direct and indirect subsidiaries: Bersec International LLC, Kroeck & Associates LLC, Marshall Metals, LLC, New Refco Group Ltd., LLC, Refco Administration, LLC, Refco Capital Management, LLC, Refco Capital Markets, Ltd., Refco Capital Trading, LLC, Refco Capital LLC, Refco Capital Holdings, LLC, Refco F/X Associates, LLC, Refco Finance Inc., Refco Financial, LLC, Refco Fixed Assets Management, LLC, Refco Global Capital Management LLC, Refco Global Finance Ltd., Refco Global Futures, LLC, Refco Global Holdings, LLC, Refco Group Ltd., LLC, Refco Information Services, LLC, Refco Mortgage Securities, LLC, Refco Regulated Companies, LLC, and Summit Management, LLC (collectively, the "Debtors"). The Debtors remain in possession of their assets and properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code for all cases, except Refco Capital Markets, Ltd. (05-60018), in which a Chapter 11 trustee has been appointed. Certain subsidiaries of Refco Inc., consisting principally of its regulated subsidiaries, are not debtors (collectively, the "Non-Debtors") in this bankruptcy proceeding. The Debtors as "debtors-in-possession" continue to manage and administer their properties of the non-Debtor businesses under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code.

NOTE 2--Basis of Presentation

         On October 9, 2005, after consultation by the Audit Committee with the Company's independent accountants, the Company determined that its financial statements, as of, and for the periods ended, February 28, 2002, February 28, 2003, February 28, 2004, February 28, 2005, and May 31, 2005,
taken as a whole, for each of Refco Inc., Refco Group Ltd., LLC and Refco Finance Inc. should no longer be relied upon. As a result of these events, the Company is unable to issue financial statements at the time of this filing. In lieu of presenting comprehensive financial statements, the Company has prepared the attached Statement of Cash Receipts and Disbursements. This statement has been prepared on the cash basis of accounting.





                                                       Schedule I
                                                    Refco Inc., et al
                                        CASE NO. 05-60006 (Jointly Administered)
                                 SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTORS
                                                     (in thousands)
                                For the Period from FEBRUARY 1, 2006 to FEBRUARY 28, 2006



   Case                                                  Beginning                                  Cash             Ending
  Number       Legal Entity                            Cash Balance        Cash Receipts       Disbursements     Cash Balance
  ------       ------------                            ------------        -------------       -------------     ------------
 05-60009      Bersec International LLC                         $ --               $ --                $ --             $ --
 05-60019      Kroeck & Associates LLC                           144                187                  --              331
 05-60012      Marshall Metals, LLC                               --                 --                  --               --
 05-60014      New Refco Group Ltd., LLC                          --                 --                  --               --
 05-60020      Refco Administration, LLC                          --                 --                  --               --
 05-60017      Refco Capital Holdings, LLC                        --                 --                  --               --
 05-60010      Refco Capital Management, LLC                      --                 --                  --               --
 05-60018      Refco Capital Markets, Ltd. 3                 473,619            362,610               1,806          834,423
 05-60026      Refco Capital Trading, LLC                         --                 --                  --               --
 05-60022      Refco Capital LLC 1,5                          19,135             14,009               5,453           27,691
 05-60023      Refco F/X Associates, LLC 2                    59,402                278               2,535           57,145
 05-60016      Refco Finance Inc.                                 --                 --                  --               --
 05-60013      Refco Financial, LLC                               --                 --                  --               --
 05-60029      Refco Fixed Assets Management, LLC                 --                 --                  --               --
 05-60011      Refco Global Capital Management LLC                --                 --                  --               --
 05-60007      Refco Global Finance Ltd.                          --                 --                  --               --
 05-60024      Refco Global Futures, LLC                          --                 --                  --               --
 05-60028      Refco Global Holdings, LLC 4                    2,620              3,270                  --            5,890
 05-60027      Refco Group Ltd., LLC                              --                 --                  --               --
 05-60008      Refco Information Services, LLC                    --                 --                  --               --
 05-60021      Refco Mortgage Securities, LLC                     --                 --                  --               --
 05-60015      Refco Regulated Companies, LLC                     --                 --                  --               --
 05-60006      Refco Inc.                                        269                 --                  --              269
 05-60025      Summit Management, LLC                             --                 --                  --               --

               Total Disbursements                         $ 555,190           $380,354             $ 9,795        $ 925,749
                                                           =========           ========             =======        =========


1 The Debtors serve as a paying agent for certain Non-Debtors. During this period, approximately $4.3 million was disbursed on behalf of and reimbursed by Non-Debtors.

2 Of the $278,000 in receipts listed for Refco F/X Associates, LLC, over $275,000 is attributable to fluctuations in foreign exchange rates.

3 Refco Capital Markets' cash balance includes approximately $117.9 million, which currently resides in a JPMorgan Chase account under the name Refco Securities, LLC/Refco Capital Markets, Ltd. There is a dispute as to whether these funds are property of Refco Capital Markets or Refco Securities, LLC.

4 Refco Global Holdings, LLC's cash balance includes $5.9 million, which is held in an escrow account at Citibank pursuant to the Refco
         Canada sale. These funds are being held in escrow in support of general and tax holdbacks and will be released when tax clearances are obtained and the January 31, 2006 balance sheet is finalized.

5 Cash receipts at Refco Capital LLC includes $7.1 million of funds received on behalf of other Refco entities as part of the Refco Canada sale. These funds were subsequently transferred to the proper entities in March.

                                  Schedule II
                               Refco Inc., et al
                   CASE NO. 05-60006 (Jointly Administered)
                     SCHEDULE OF PAYROLL AND PAYROLL TAXES
                                (in thousands)
           For the Period from FEBRUARY 1, 2006 to FEBRUARY 28, 2006




                                Employee Payroll         Employer Payroll
     Gross Wages Paid**          Taxes Withheld*         Taxes Remitted*
     ------------------          ---------------         ---------------

           $1,042                     $347                     $83


_____________

* Taxes were remitted by Refco Inc. to a third party vendor and paid by the vendor to the appropriate tax authorities.

** Gross Wages were paid by the Company on 2/15/06 and 2/28/06. Of the Gross Wages, $671 were paid on behalf of Non-Debtors and the Debtors were reimbursed in cash for these disbursements.

                                 Schedule III
                               Refco Inc., et al
                   CASE NO. 05-60006 (Jointly Administered)
                  SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
                     COLLECTED, RECEIVED, DUE OR WITHHELD
                                (in thousands)
           For the Period from FEBRUARY 1, 2006 to FEBRUARY 28, 2006





                                                            Amount
                                                          Withheld/    Amount
                                                           Accrued      Paid
                                                           -------      ----

Federal
Domestic..............................................          $0        $0
Foreign...............................................          $0        $0
                                                              ----       ----
   Total Federal Taxes................................          $0        $0
                                                              ----       ----

State and Local
Income and Franchise..................................          $0        $0
Property..............................................           0         0
Sales and Use.........................................           0         0
                                                              ----       ----

   Total State and Local..............................          $0        $0
                                                              ----       ----

Total Taxes...........................................          $0        $0
                                                              ====       ====




        All taxes due and owing have been paid for the current period. Also, all tax returns due during the period have been filed.

                                  Schedule IV
                               Refco Inc., et al
                   CASE NO. 05-60006 (Jointly Administered)
                  SCHEDULE OF PROFESSIONAL FEE DISBURSEMENTS
                                (in thousands)
           For the Period from FEBRUARY 1, 2006 to FEBRUARY 28, 2006



                                                       February      Fees Paid
      Entity                                           Payments       To Date
      ------                                           --------       -------
      AlixPartners, LLC                                   $269          $269
      Houlihan Lokey Howard & Zukin                         55            55
      Lenz & Staehelin                                       0            30
      Milbank, Tweed, Hadley & McCloy LLP                  321           321
      Sitrick and Company                                  206           206
                                                           ---           ---

      Total Payments                                      $850          $880
                                                          ====          ====

                               Refco Inc., et al
                   CASE NO. 05-60006 (Jointly Administered)
                DEBTORS' STATEMENT REGARDING INSURANCE POLICIES
           For the Period from FEBRUARY 1, 2006 to FEBRUARY 28, 2006



         All insurance policies are fully paid for the current period, including amounts owed for workers' compensation and disability insurance.